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                                AMMENDMENT No. 1
                               DATED 25 JUNE 2002

                                       TO

                      "SUPPLYTIME 89" -- DATED 31 MAY 2002
                WITH RESPECT TO "G MURRAY" TBN "MIDNIGHT HUNTER"

It is hereby agreed that Torch Offshore Inc., 401 Whitney Avenue, Suite 400, Gretna, Louisiana, USA, guarantee as primary obligors the Charterers performance with respect to all obligations, terms and conditions of the above Charter Party.




        /s/  [ILLEGIBLE]                        /s/ WILLIAM J. BLACKWELL
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       CABLE SHIPPING INC.                        TORCH OFFSHORE INC.